Exhibit 3.23
Pennsylvania Department of State
Bureau of Corporations and Charitable Organizations
PO Box 8722 | Harrisburg, PA 17105-8722
T: 717-787-1057
dos.pa.gov/BusinessCharities
Entity Name:    KEYSTONE AUTOMOTIVE OPERATIONS, INC.

Jurisdiction: PENNSYLVANIA	Issuance Date: 11/21/2022
Entity No.: 0002797279	Receipt No.: 000259312
Entity Type: Domestic Business Corporation	Certificate No.: 005260015
Document Listing

Image No.	Date Filed	Effective Date	Filing Description	No. of Pages
A3657130-1	01/29/1998	01/29/1998	Initial Filing	2
A3657128-1	02/26/1998	02/26/1998	Articles of Amendment - Domestic Corporation	12
A3657137-1	03/06/1998	03/06/1998	Merger with New Pennsylvania Survivor	5
A3657127-1	08/10/1998	08/10/1998	Articles of Amendment - Domestic Corporation	2
A3657126-1	03/23/1999	03/23/1999	Articles of Amendment - Domestic Corporation	3
A3657129-1	04/28/2000	04/28/2000	Articles of Amendment - Domestic Corporation	3
A3657136-1	10/30/2003	10/30/2003	Merger with New Pennsylvania Survivor	6
A3657132-1	12/23/2014	12/31/2014	Merger with New Pennsylvania Survivor	6
A3657134-1	03/28/2016	03/28/2016	Merger with New Pennsylvania Survivor	9
A3657135-1	12/20/2021	12/20/2021	Merger with New Pennsylvania Survivor	4
** **** ****** ******** End of list ******** ****** **** **
I, Leigh M. Chapman, Acting Secretary of the Commonwealth of Pennsylvania, do hereby certify that the attached document(s) referenced above are true and correct copies and were filed in this office on the date(s) indicated above.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the seal of my office to be affixed, the day and year above written /s/ Leigh M. Chapman LEIGH M. CHAPMAN Acting Secretary of the Commonwealth
Verify this certificate online at www.file.dos.pa.gov

COMMONWEALTH OF PENNSYLVANIA
ARTICLES OF INCORPORATION
OF
KEYSTONE AUTOMOTIVE OPERATIONS, INC.
In compliance with the requirements of the applicable provisions of 15 Pa. C. S. §1306 relating to the Business Corporation Law, Act of December 21, 1988 (P.L. 1444, No. 177), as amended, the undersigned, desiring to be incorporated as a business corporation does hereby certify that:
1.    Name. The name of the corporation is:
Keystone Automotive Operations, Inc.
2.    Registered Office. The address, including street and number, of the initial registered office in this Commonwealth is: 44 Tunkhannock Avenue, Exeter, Pennsylvania 18643.
3.    Purpose. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:
To have unlimited power to engage in sad to do any lawful act concerning my or all lawful business for which corporations may be incorporated seder she Business Corporation Law of Pennsylvania, and, without limiting the generality of the foregoing, the corporation shall have the express power to sell and distribute automotive parts and products.
4.    Statute. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.
5.    Term. The term for which the Corporation is to racist is perpetual.
6.    Capital Stock. The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Thousand (100,000) shares of common stock at par value of one cent ($0.01) per share.
7.    Cumulative Voting Rights. Shareholders of the Corporation shall not have the right to cumulate their votes for the election of Directors of the Corporation.

8.    Incorporator. The name and address of the Incorporator arc as follows:

Name	Address
Sara M. Weisser	Schnader, Harrison, Segal & Lewis LLP Suite 3600 1600 Market Street Philadelphia, PA 19103
9.    Bylaws. The Incorporator shall adopt the Bylaws on behalf of the Corporation. All conditions, qualifications, requirements, privileges and regulations regarding the Board of Directors and the shareholders, including voting rights, shall be fixed and governed by the Bylaws of the Corporation.
IN TESTIMONY WHEREOF, the Incorporator has signed and sealed these Articles of Incorporation this 29th day of January, 1998.

/s/ Sara M. Weisser Sara M. Weisser, Incorporator
Approved and filed in the Department of State on the         day of                      , A.D. 1998.

Secretary of the Commonwealth

Microfilm Number	Filed with the Department of State on
Entity Number	Secretary of the Commonwealth
ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB: 15-1915 (Rev 91)
In compliance with the requirements of 15 PaC.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.    The name of the corporation is: KEYSTONE AUTOMOTIVE OPERATIONS, INC.

2.    The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registrar office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department).
(a) 44 Tunkhannock Avenue, Exeter, PA 18643Luzerne
Number and Street City State Zip County
(b) c/o
 Name of Commercial Registered Office Provider County
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
3.    The statute by or under which it was incorporated is: Business Corporation Law of 1988
4.    The date of incorporation is: 1/29/98
5.    (Check, and if appropriate complete, one of the following):
  x      The amendment shall be effective upon filling these Articles of Amendment in the Department of State.
          The amendment shall be effective on                                            at                                                        .
Date Hour
6.    (Check one of the following):
  x      The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § (a) and (b)
          The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § (c).
7.    (Check, and if appropriate complete, one of the following):
  x      The amendment adopted by the corporation set forth in full, is as follows: See Exhibit “A” attached
          The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part here
8.    (Check if the amendment restates the Articles):
         The restated Articles of Incorporation supersede the original Articles and all amendments thereto

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by an authorized officer thereof this 23 day of February 1999.

KEYSTONE AUTOMOTIVE OPERATIONS, INC. (Name of Corporation) By: /s/ Ronald Elmquist Ronald Elmquist (Signature) Title: President and CEO

EXHIBIT “A”
The first paragraph of Article Sixth of the Articles of Incorporation is amended to read in its entirety as follows:
“Capital Stock. The aggregate number of shares which the Corporation is authorized to issue is 700,000, consisting of 500,000 shares of common stock $.0 par value per share (“Common Stock”), 175,000 shares of preferred stock, stated value $649.00 per share, which shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”), and 25,000 shares of additional preferred stock which shall be undesignated.”
Paragraph 1.1 of Exhibit A-Designations for Series A Preferred Stock is amended to read in its entirety as follows:
“1.1 Designation and Number of Shares of Series A Preferred Stock. The designation of the series of preferred stock in this Section 1 is Series A Preferred Stock arid the number or shares of such series is 175.000 shares having a stated value per share equal to $649.99 (the “Series A Preferred Stock Stated Value”). The Series A Preferred Stock shall rank senior to all other shares of capital stock of the Corporation.”

Microfilm Number	Filed with the Department of State on
Entity Number 2797279	Secretary of the Commonwealth
ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB: 15-1915 (Rev 91)
In compliance with the requirements of 15 PaC.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.    The name of the corporation is: KEYSTONE AUTOMOTIVE OPERATIONS, INC.

2.    The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registrar office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department).
(a) 44 Tunkhannock Avenue, Exeter, PA 18643Luzerne
Number and Street City State Zip County
(b) c/o
 Name of Commercial Registered Office Provider County
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
3.    The statute by or under which it was incorporated is: Business Corporation Law of 1988
4.    The date of incorporation is: January 29, 1998
5.    (Check, and if appropriate complete, one of the following):
  x      The amendment shall be effective upon filling these Articles of Amendment in the Department of State.
          The amendment shall be effective on                                            at                                                        .
Date Hour
6.    (Check one of the following):
  x      The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. §1914(a) and (b)
          The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. §1914(c).
7.    (Check, and if appropriate complete, one of the following):
  x      The amendment adopted by the corporation set forth in full, is as follows:
Sixth:    Capital Stock. The total number of shares of which the Corporation is authorized to issue is 325,000, of which 200,000 shares shall be classified as common stock, $.01 per value per share (“Common Stock”), 100,000 shares of preferred stock stated value $649.99 per share, which shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”), and 25,000 shares of additional preferred stock (the “Undesignated Preferred Stock”).
          The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part hereof
8.    (Check if the amendment restates the Articles):
         The restated Articles of Incorporation supersede the original Articles and all amendments thereto

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by an authorized officer thereof this 13th day of July 1998.

KEYSTONE AUTOMOTIVE OPERATIONS, INC. (Name of Corporation) By: /s/ Ronald Elmquist (Signature) Title: President and Chief Executive Officer

Microfilm Number	Filed with the Department of State on Feb 26 1998
Entity Number 2797279	Secretary of the Commonwealth
ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB: 15-1915 (Rev 91)
In compliance with the requirements of 15 PaC.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.    The name of the corporation is: KEYSTONE AUTOMOTIVE OPERATIONS, INC.

2.    The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registrar office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department).
(a) 44 Tunkhannock Avenue, Exeter, PA 18643 Luzerne
Number and Street City State Zip County
(b) c/o
 Name of Commercial Registered Office Provider County
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
3.    The statute by or under which it was incorporated is: Business Corporation Law of 1988
4.    The date of incorporation is: January 29, 1998
5.    (Check, and if appropriate complete, one of the following):
  x      The amendment shall be effective upon filling these Articles of Amendment in the Department of State.
          The amendment shall be effective on                                            at                                                        .
Date Hour
6.    (Check one of the following):
  x      The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § (a) and (b)
          The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § (c).
7.    (Check, and if appropriate complete, one of the following):
         The amendment adopted by the corporation set forth in full, is as follows:
  x       The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part hereof
8.    (Check if the amendment restates the Articles):
  x      The restated Articles of Incorporation supersede the original Articles and all amendments thereto

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by an authorized officer thereof this 24th day of February 1998.

KEYSTONE AUTOMOTIVE OPERATIONS, INC. (Name of Corporation) By: /s/ James Chebalo (Signature) Title: James Chebalo, President

EXHIBIT A
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
KEYSTONE AUTOMOTIVE OPERATIONS, INC.
FIRST:    Name. The name of the Corporation is Keystone Automotive Operations, Inc.
SECOND:    Registered Office. The address of the Corporation’s registered office in this Commonwealth is 44 Tunkhannock Avenue, Exeter. Pennsylvania 18643.
TIDED:    Purpose. The Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:
To have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law of Pennsylvania and, without limiting the generality of the foregoing, the corporation shall have the express power to sell and distribute automotive parts and products.
FOURTH:    Statute. The Corporation is incorporated under the provisions of the Business Corporation Law of 1988.
FIFTH:    Term. The term for which the Corporation is to exist is perpetual.
SIXTH:    Capital Stock. The total number of shares which the Corporation is authorized to issue is 200,000 of which 100,000 shares shall be classified as common stock, $.01 par value per share (“Common Stock”) and 100.000 shares shall be classified as preferred stock, stated value $649.99 per share (“Preferred Stock”), all of which shall be designated as Series A Preferred Stock.
Common Stock
1.    General Rights. Each share of Common Stock shall have equal and unlimited dividend and liquidation rights and shall have equal rights in all other respects incident to the ownership of common shares of the Corporation. A holder of shares of Common Stock shall have one vote for each such share standing in his, her or its name on the books of the Corporation.
Series A Preferred Stock
See Exhibit A attached hereto.
SEVENTH:    Cumulative Voting Rights. Shareholders of the Corporation shall not have the right to cumulate their votes for the election of Directors of the Corporation.
EIGHTH:    Incorporator. The name and address of the Incorporator are as follows:

Name	Address
Sara M. Weisser	Schnader, Harrison, Segal & Lewis LLP Suite 3600 1600 Market Street Philadelphia, PA 19103

NINTH:    Opt Out Provisions. Subchapters E -Control Transactions, F-Business Combinations, G -Control Share Acquisitions and H-Disgorgement of Certain Controlling Shareholders Following Attempts to Acquire control of Chapter 25 of Title 15 of the Pennsylvania Consolidated Statutes, as existing on February 24, 1998 or as may thereafter be amended, shall not apply to the Corporation.

EXHIBIT A
DESIGNATIONS
FOR
SERIES A PREFERRED STOCK
1.    Series A Preferred Stock. The express terms and conditions of the shares classified and designated as Series A Preferred Stock of the Corporation (the “Series A Preferred Stock”) are as follows:
1.1. Designation and Number of Shares of Series A Preferred Stock. The designation of the series of preferred stock in this Section 1.1 is Series A Preferred Stock and the number of shwa of such series is 100,000 shares having a stated value per share equal to $649.99 (the “Series A Preferred Stock Stated Value”). The Series A Preferred Stock shall rank senior to all other shares of capital stock of the Corporation.
1.2. Dividends with Respect to Series A Preferred Stock.
1.2.1. In each year, the holder of each share of Series A Preferred Stock shall be entitled to receive preferential, cumulative dividends in cash, which dividends shall be cumulative and shall accrue from the date upon which the Series A Preferred Stock was issued, in an amount equal to seven percent (7%) of the Series A Preferred Stock Stated Value per share per year, provided however, that upon the later to occur of (i) the consummation of any of the following:
(A)    a sale of all or a majority in value of the assets of the Corporation;
(B)    the acquisition of more than fifty percent (50%) of the outstanding shares of Common Stock of the Corporation, by a person or group of persons acting in concert, who are not then shareholders of the Corporation;
(C)    a sale of shares of the common capital stock of the Corporation (or of a successor thereto) in a registered underwritten public offering resulting in gross proceeds to the Corporation (or successors) of at least Forty Million Dollars ($40,000,000) in the aggregate (a “Qualified Public Offering”); or
(D)    a refinancing of the indebtedness of the Corporation for borrowed money after the date these Articles of Incorporation of the Corporation are first amended to authorize the Series A Preferred Stock (the “Effective Date”), in connection with which the Corporation repurchases or redeems any capital sock for value (each of the events listed in subparagraphs (A) through (D) above is referred to herein as a “Liquidity Event”), or (ii) the earlier of the fourth (4th) anniversary of the Effective Date or the full payment and discharge of any indebtedness, of the Corporation incurred prior to the second (2nd) anniversary of the Effective Date, dividends shall accrue in an amount equal to nine percent (9%) per annum of the Series A Preferred Stock Stated Value. Dividends shall accrue daily whether or not declared and whether or not funds are legally available therefor. If such dividends are not paid within ninety (90) days after the end of each of the Corporation’s fiscal quarter, such dividends shall accrue additional dividends from the last day of such fiscal quarter at the same rate per annum. Dividends (including any amounts payable under Section 1.2.3 hereof) shall be paid only to the extent that (i) there shall be sufficient funds of the Corporation legally available for the payment of such dividends, (ii) the payment of such dividend would not violate any covenants of the Corporation to any lender to the Corporation or its subsidiaries and (iii) the payment of such dividend would not violate the terms of any management or shareholder agreement to which the Corporation is party.
1.2.2. If, in any dividend period or periods, full dividends (whether past or current) upon the outstanding Series A Preferred Stock at the dividend rate set forth herein shall not have been paid, then, unless and until all dividends accrued and unpaid on the Series A Preferred Stock through the payment date for such dividends are declared and paid on each share of Series A Preferred Stock, no dividends shall be declared or paid or set apart for payment upon any Common Stock or class or series of the Corporation’s capital stock authorized, created or designated after the Effective Date nor shall the Corporation purchase, redeem or otherwise acquire for consideration any such stock. It at any time, the Corporation shall pay less than the total amount of dividends then payable on the then-outstanding Series A Preferred Stock. the aggregate payment to all holders of Series A Preferred Stock shall be distributed among all such holders so that an amount ratably in proportion to the respective dividends due thereon shall be paid with respect to each outstanding share of Series A Preferred Stock.
1.2.3. Holders of the Series A Preferred Stock shall be entitled to receive an amount (the “Dividend Participation Amount”) equal to the amount of any dividends or other distributions (cash, stock or otherwise) declared or paid on or with respect to any class of stock or equity security of the Corporation (other than Series A Preferred Stock) or any series of any such class, when declared or paid. The Dividend Participation Amount shall be paid to the holders of the Series A Preferred Stock pro rata in accordance with the stated value of such series of Preferred Stock.
1.3. Liquidation Preference with Respect to Series A Preferred Stock.
1.3.1. In the event of a Liquidation, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distributions to its shareholders after the payment in full of all amounts owing to the Corporation’s creditors, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any (i) Common Stock or (ii) class or series of the Corporation’s capital stock authorized, created or designated after the Effective Date, an amount per share equal to the sum of the Series A Preferred Stock Stated Value plus all accrued and unpaid dividends, if any, to the date of payment (the “Series A Liquidation Preference”) for each share of Series A Preferred Stock held. If upon any Liquidation the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount of the Series A Liquidation Preference, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of assets available for distribution to the Series A Preferred Stock holders.
1.3.2. In the event of any Liquidation, after payment shall have been made to the holders of shares of Series A Preferred Stock of the amounts described in Sections 1.3.1, the holders of the Series A Preferred Stock shall be entitled to receive an amount (the “Liquidation Participation Amount”) equal to the amount of the assets of the Corporation distributed to any class of stock or equity security of the Corporation (other than Series A Preferred Stock) or any series of any such class, when distributed. The Liquidation Participation Amount shall be paid to the holders of the Series A Preferred Stock pro rata in accordance with the relative aggregate stated values of the then outstanding shares of Preferred Stock.
1.3.3. The sale or other disposition (other than by a contribution to or merger with another corporation of which more than eighty percent (80%) of the stock (by vote and value) is owned (directly or indirectly) by the Corporation (or its shareholders)) of all or substantially all the assets of the Corporation shall be deemed to be a “Liquidation”.

1.4. Voting Rights of Series A Preferred Stock. The Series A Preferred Stock shall not have any voting rights except as set forth in this Section 1.4 or as may be provided in the Corporation’s Bylaws or by law.
1.4.1. The holders of a majority of the outstanding shares of Series A Preferred Stock shall have the right at any time to call a special meeting of all of the shareholders of the Corporation in order for the shareholders to vote on a proposal to engage in a business combination transaction with one or more other businesses, whether by purchase, sale of substantially all of the assets, merger, consolidation or otherwise.
1.4.2. At any shareholders meeting called pursuant to Section 1.4.1 above, each share of Series A Preferred Stock shall entitle the holder thereof to one vote on the proposal being voted upon. If the shareholders approve such proposal, the matter shall be submitted to the vote of the Board of Directors of the Corporation.
1.4.3. Unless a greater period of notice is required by law, each holder of Series A Preferred Stock shall be entitled to receive at least ten (10) days prior written notice of any meeting of shareholders.
1.4.4. Without first obtaining the approval (by vote or written consent) of at least seventy-five percent (75%) of the outstanding shares of the Series A Preferred Stock as a separate class, the Corporation shall not,
(i)    in any manner authorize, create or issue (x) any class or series of capital stock which (A) ranks, either as to payment of dividends, distribution of assets or redemption, prior to or on parity with the Series A Preferred Stock or (B) in any manner adversely affects the holders of the Series A Preferred Stock, or (y) any additional shares of capital stock or any class or series of any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of capital stock having any priority over or parity with or otherwise adversely affecting the holders of the Series A Preferred Stock;
(ii)    in any manner alter or change the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions of the Series A Preferred Stock, including without limitation, by increasing or decreasing the number of shares of the Series A Preferred Stock authorized for issuance hereunder, or by increasing or decreasing the par value or Series A Preferred Stock Stated Value of the shares of the Series A Preferred Stock; or
(iii)    reclassify the shares of any (a) Common Stock or (b) class or series of the Corporation’s capital stock authorized, crested or designated after the Effective Date into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemption, prior to or on a parity with the Series A Preferred Stock or (B) which in any manner adversely affects the holders of the Series A Preferred Stock.
1.5. Redemptions with Respect to Series A Preferred Stock.
1.5.1. At any time and from time to time after the earlier to occur of (i) a Liquidity Event or (ii) the Redemption Allowance Date as defined in Section 1.5,6., at the option of the Corporation and upon the Corporation’s delivery of thirty (30) days prior written notice of redemption, the Corporation may redeem all or any portion of the Series A Preferred Stock then outstanding; provided, however, that any redemption of less than all of the share::: of Series A Preferred Stock shall be divided ratably and equally among the then extant holders of Series A Preferred Stock. For each share of Series A Preferred Stock which is to be redeemed by the

Commotion at any time in a redemption pursuant to this Section 1.5.1, on the last day of any fiscal quarter if, during the quarter then ending, the notice of redemption described above in this Section 1.5.1 shall have been delivered by the Corporation to a holder more than thirty (30) days prior to such last day of the fiscal quarter or thirty (30) or fewer days prior to the end of the immediately preceding fiscal quarter, the Corporation shall be obligated to pay to the holder thereof (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share duly endorsed in blank or accompanied by an appropriate form of assignment) an amount for such share equal to Series A Preferred Stock Stated Value plus all accrued and unpaid dividends with respect to such share to the date of payment (the “Series A Preferred Stock Redemption Price”).
1.5.2. At any time and from time to time after the Redemption Allowance Date, at the option of a holder of the Series A Preferred Stock and upon thirty (30) days delivery of written notice of redemption by the holder to the Corporation, such holder may require the Corporation to redeem all or any portion of the Series A Preferred Stock held by such holder. For each share of Series A Preferred Stock which is to be redeemed by the Corporation at any time in a redemption pursuant to this Section 1.5.2 on the last day of any fiscal quarter if, during the quarter then ending, the notice of redemption described above in this Section 1.5.2 shall have been delivered by the holder to the Corporation more than thirty (30) days prior to such last day of the fiscal quarter or thirty (30) or fewer days prior to the end of the immediately preceding fiscal quarter, the Corporation shall be obligated to pay to the holder thereof (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share duly endorsed in blank or accompanied by an appropriate form of assignment) an amount for such share equal to the Series A Preferred Stock Redemption Price.
1.5.3. Notwithstanding anything to the contrary contained in Section 1.5.2., if any holder of any indebtedness for borrowed money of the Corporation has the right, pursuant to the terms and conditions of such indebtedness, to repayment of any such indebtedness in connection with a Liquidity Event or on or before the Redemption Allowance Date, the Corporation shall have repaid in full all such indebtedness so required to be repaid prior to making any redemption payment pursuant to Section 1.5.2. If the funds of the Corporation legally available for redemption pursuant to Section 1.5.2. are insufficient to redeem the number of shares which the Corporation is required to redeem pursuant to Section 1.5.2. those funds which are available will be used to redeem the maximum possible number of shares (or fraction thereof) and such funds shall be distributed ratably among each of the holders of the Series A Preferred Stock in proportion to the amount that would have been distributed to each such holder if the funds of the Corporation would have been sufficient to permit payment of the full amount required to be paid in respect of such redemption. At any time, and from time to time thereafter, until all shares of Series A Preferred Stock which the Corporation shall be obligated to redeem arc so redeemed, when additional funds of the Corporation are legally available for the redemption of any of the shares of Series A Preferred Stock (including fractional shares), such funds shall be used immediately to redeem shares (or fractions thereof) which the Corporation has become obligated to redeem but which it has not redeemed, such amount to be applied pro ratably among each of the holders of shares of Series A Preferred Stock which the Corporation is then obligated to redeem in proportion to the number of shares of Series A Preferred Stock which are held by them and which the Corporation shall then be obligated to redeem.
1.5.4. Notwithstanding the fact that a written notice of Redemption is given, alt rights of the redeeming balder with respect to shares of Series A Preferred Stock which are the subject of such written notice of redemption shall continue as if the written notice of redemption had not been given until the Series A Preferred Stock Redemption Price therefor is paid (such payment being a continuing obligation of the Corporation).

1.5.5. Upon payment of the Series A Preferred Stock Redemption Price by the Corporation with respect to shares of Series A Preferred Stock being redeemed pursuant to this Section 6.5, such shares of Series A Preferred Stock shall no longer be deemed to be outstanding, shall be canceled and shall not be subject to reissuance by the Corporation.
1.5.6. For purposes of this Section 1.5, the Redemption Allowance Date shall mean the date which is ten (10) years after the anniversary of the Effective Date; provided that, a majority of the holders of the Series A Preferred Stock shall be entitled to amend this Section 1.5.6. to provide for a later Redemption Allowance Date.
1.6. Conversion Rights. Upon the occurrence of the closing of a Qualified Public Offering, provided that prior to such closing: (a) at least forty-five (45) days prior to the date which the Board of Directors estimates in good faith to be the likely effective date of the registration of a Qualified Public Offering (the “Anticipated Effective Date”), the Board of Directors shall have provided to all of the holders of Series A Preferred Stock notice of an anticipated Qualified Public Offering, which notice shall include the Anticipated Effective Date and the anticipated offering price per share of Common Stock at which the Common Stock will be first offered to the public in the Qualified Public Offering and (b) at least thirty (30) days prior to the Anticipated Effective Date, the holders of the Series A Preferred Stock, together representing at least a majority of the aggregate outstanding shares of Series A Preferred Stock shall have elected to convert all of the issued and outstanding shares of Series A Preferred Stock into shares of Common Stock (all of which shall be referred to collectively as an “Event of Conversion”), then in such event each and every share of Series A Preferred Stock then outstanding, by virtue of, and simultaneously with the occurrence of the Event of Conversion and without any additional action on the part of the holder thereof, be deemed automatically converted into such number of fully paid and nonassessable shares of Common Stock as is equal to the quotient obtained by dividing (x) the Series A Preferred Stock Stated Value by (y) the Conversion Price (as hereinafter defined). The “Conversion Price” shall be the offering price per share at which the Common Stock of the Corporation is first offered to the public in the Qualified Public Offering.
1.6.1. The holder of any shares of Series A Preferred Stock converted into shares of Common Stock pursuant to Section 1.6 shall remain entitled to payment of all accrued but unpaid dividends, if any, payable with respect to such shares of Series A Preferred Stock up to but excluding the date upon which the Qualified Public Offering is closed (the “Conversion Date”).
1.6.2. Conversion shall be deemed to have been effected with respect to conversion under Section 1.6 at 12:01 A.M. on the Conversion Date. Simultaneous with the conversion being effected, the shams of Series A Preferred Stock so converted shall no longer be deemed outstanding, shall no longer be in existence and shall not be subject to reissuance by the Corporation. As promptly as practicable thereafter, the Corporation shall issue and deliver to the record locations of each of the holders (or upon the written order of a holder, at the place designated by such holder), a certificate or certificates for the number of full shares of Common Stock to which each respective holder is entitled and a check or cash in respect of any fractional interest in a share of Common Stock, as provided in Section 1.6.3, payable with respect to the shares of Series A Preferred Stock so converted. The person in whose name the certificate or certificated for Common Stock area to be issued shall be deemed to have become a stockholder of record on the Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open.
1.6.3. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common

Stock which would otherwise be issuable upon conversion of toy shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the Conversion Price of a share of Series A Preferred Stock multiplied by such fractional interest. Holders of fractional interests shall not be entitled to dividends in respect of such fractional interests and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interests.
1.6.4. The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Preferred Stock; provided, however, that the Corporation shell not be required to pay any taxed which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.
1.6.5. The holders of a majority of the outstanding shares of the Series A Preferred Stock shall have the right to amend the Corporation’s Amended and Restated Articles of Incorporation for the sole purpose of authorizing sufficient additional shares of Common Stock to effect the conversions under this Section 16. The additional shares, when so authorized, shall be reserved by the Corporation for the purpose of effecting such conversions and shall be free of preemptive rights.
1.6.6. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

Microfilm Number	Filed with the Department of State on APR 28 2000
Entity Number 2797279	Secretary of the Commonwealth
ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB: 15-1915 (Rev 90)
In compliance with the requirements of 15 PaC.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.    The name of the corporation is: KEYSTONE AUTOMOTIVE OPERATIONS, INC.

2.    The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registrar office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department).
(a) 44 Tunkhannock Avenue, Exeter, PA 18643 Luzerne
Number and Street City State Zip County
(b) c/o
 Name of Commercial Registered Office Provider County
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
3.    The statute by or under which it was incorporated is: Business Corporation Law of 1988, as amended
4.    The date of incorporation is: January 29, 1998
5.    (Check, and if appropriate complete, one of the following):
  x      The amendment shall be effective upon filling these Articles of Amendment in the Department of State.
          The amendment shall be effective on                                            at                                                        .
Date Hour
6.    (Check one of the following):
  x      The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b)
          The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).
7.    (Check, and if appropriate complete, one of the following):
         The amendment adopted by the corporation set forth in full, is as follows:

  x       The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part hereof
8.    (Check if the amendment restates the Articles):
         The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by an authorized officer thereof this 31st day of March 2000.

KEYSTONE AUTOMOTIVE OPERATIONS, INC. (Name of Corporation) By: /s/ Ronald Elmquist Ronald Elmquist (Signature) Title: President and CEO

EXHIBIT “A”
The first paragraph of Article Sixth of the Articles of Incorporation is amended to read in its entirety as follows:
“Capital Stock”. The aggregate number of shares which the Corporation is authorized to issue shall he 30,000,000 shares, consisting of 29,800,000 shares of common stock, $.01 par value per share (the “Common Stock”), 175,000 shares of preferred stock, stated value $649.00 per share, which shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”), and 25,000 shares of additional preferred stock which shall be undesignated.

Entity #: 2797279 Date Filed: 12/23/2014 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION
Articles/Certificate of Merger
(15 Pa.C.S.)

X	Domestic Business Corporation (§ 1926)
Domestic Nonprofit Corporation (§ 5926)
Limited Partnership (§ 8547)

Name: PENNCORP SERVICEGROUP, INC. 600 N. SECOND ST. P.O. BOX 1210 HARRISBURG PA 17108-1210	Document will be returned to the name and address you enter to the left.

Fee: $150 plus $40 additional for each Party in additional to two
    In compliance with the requirements of the applicable provisions (relating to cooperations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

1. The name of the corporation/limited partnership survivi8ng the merger is:
Keystone Automotive Operations, Inc.

2. Check and complete one of the following:
X The surviving corporation/limited partnership is a domestic business/nonprofit corporation/limited partnership and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County

(b) Name of Commercial Registered Office Provider County
c/o National Registered Agents, Inc.	Dauphin

_ The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of ______________ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County

(b) Name of Commercial Registered Office Provider County
c/o
_ The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of ______________ and the (a) address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street City State Zip

3. The name and address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is the party to the plan of merger are as follows

Number Registered Office Address Commercial Registered Office Provider County
See attached.

4. Check, and if appropriate complete, one of the following:

The plan of merger shall be effective upon filing these Articles/Certificate of Merger is the Department of State.
x	The plan of merger shall be effective on:	12/13/14	at	11:59 PM
		Date		Hour

5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:
Name	Manner of Adoption
Keystone Automotive Operations, Inc. Adopted by action of the board of directors of the corporation pursuant to:
15 Pz.C.S. 5924(b)

6. Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger>
The plan was authorized, adopted or approved, as the case may be, by the foreign business/nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) part to the plan is accordance with the laws of the jurisdiction in which it is incorporated/organized.

7. Check, and if applicable complete, one of the following:

_X The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

__ Pursuant to 15 Pa.C.S.§ 1901/§ 8547(b) (relating to emission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/Certificate of Limited Partnership of the surviving corporations/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is:

Number and Street City State Zip County

ADDENDUM TO ARTICLES/CERTIFICATE OF MERGER
3.    The name and address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

Name	Commercial Registered Office Provider	County
Keystone Automotive Holdings, Inc.	Not Qualified
Keystone Automotive Distributors Company, LLC	National Registered Agents, Inc.	Dauphin
Stag Parkway Holding Company	Not Qualified
Stag-Parkway, Inc.	Not Qualified

AGREEMENT OF MERGER
OF
KEYSTONE AUTOMOTIVE OPERATIONS, INC.;
KEYSTONE AUTOMOTIVE HOLDINGS, INC.;
KEYSTONE AUTOMOTIVE DISTRIBUTORS COMPANY, LLC;
STAG PARKWAY HOLDING COMPANY
AND
STAG-PARKWAY, INC.
AGREEMENT OP MERGER, pursuant to the provisions of Pennsylvania Corporate Law, dated this 19th day of December, 2014, among Keystone Automotive Operations, Inc., a Pennsylvania corporation (herein “Surviving Corporation”), Keystone Automotive Holdings, Inc., a Delaware corporation, Keystone Automotive. Distributors Company, LLC, a Delaware limited liability company, Stag Parkway Holding Company, a Delaware corporation, and Stag-Parkway, Inc., a Georgia corporation (each, a “Merging Company” and collectively, the “Merging Companies”).
WITNESSETH that:
WHEREAS, all of the constituent companies desire to merge into a single corporation; and
NOW THEREFORE, the companies, parties to the Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:
1.    The Merging Companies shall be merged with and into Surviving Corporation (the “Merger”).
2.    The Certificate of Incorporation of Surviving Corporation, as in effect on the date of the merger provided for in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.
3.    Upon effectiveness of the Merger, all shares or membership interests of the Merging Companies immediately prior to the effectiveness of the Merger shall be converted into no shares of the Surviving Corporation. All the shares of the Surviving Corporation shall not be converted in any manner, but each such share which is issued as of the effective date of the merger shall continue to represent one issued share of the Surviving Corporation,
4.    The Surviving Corporation shall assume the assets and liabilities of the Merging Companies,
5.    The by-laws of the Surviving Corporation as they exist of the effective date of this merger shall be and remain the by-laws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided.
6.    This merger shall become effective as of December 31, 2014.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors or Managers have caused these presents to be executed by an officer of each party hereto as the respective act, deed, and agreement of each said corporation on this 19th day of December, 2014.
KEYSTONE AUTOMOTIVE OPERATIONS, INC.
By:    /s/ Walter P. Hanley
Walter P. Hanley, Vice President
By:    /s/ Matthew J. McKay
Matthew J. McKay, Secretary
KEYSTONE AUTOMOTIVE HOLDINGS, INC.
By:    /s/ Walter P. Hanley
Walter P. Hanley, Vice President
By:    /s/ Matthew J. McKay
Matthew J. McKay, Secretary
KEYSTONE AUTOMOTIVE DISTRIBUTORS COMPANY, LLC
By:    /s/ Walter P. Hanley
Walter P. Hanley, Vice President
By:    /s/ Matthew J. McKay
Matthew J. McKay, Secretary
STAG PARKWAY HOLDING COMPANY
By:    /s/ Walter P. Hanley
Walter P. Hanley, Vice President
By:    /s/ Matthew J. McKay
Matthew J. McKay, Secretary
STAG-PARKWAY, INC.
By:    /s/ Walter P. Hanley
Walter P. Hanley, Vice President
By:    /s/ Matthew J. McKay
Matthew J. McKay, Secretary

IN TESTIMONY WHEREOF, the undersigned
corporation/limited partnership has caused these
Articles/Certificate of Merger to be signed by a duly
authorized officer thereof this
19th day of December    ,
2012,
Keystone Automotive Operations, Inc.

Name of Corporation/Limited Partnership
/s/ Walter P. Hanley
Signature
Vice President
Title
Keystone Automotive Operations, Inc.
Name of Corporation/Limited Liability
/s/ Matthew J. McKay
Signature
Secretary
Title

Entity #: 2797279 Date Filed: 03/28/2016 Pedtro A. Cortes Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Return document by mail to: PENNCORP SERVICESGROUP, INC.
Name 600 NORTH SECOND STREET/P.O. BOX 1210
Address HARRISBURG, PA 17108-1210
City State Zip Code
Return document by email to: penncopr@penncorp.net
Read all the instructions prior to completing.

Fee: $70 plus $40 for each association that is a party to the merger The minimum amount to be submitted with this filing is $150

    In compliance with the requirements of the applicable provisions of 15 PaC.S. § 335 (relating to Statement of merger), the undersigned, desiring to effect a merger, hereby states that:
A.    For the surviving association:
    1. The name of the surviving association is:     Keystone Automotive Operations, Inc.
    2. The jurisdiction of formation of the surviving associations: Pennsylvania
    3. The type of association of the surviving association is (check only one):

☒	Business Corporation
☐	Nonprofit Corporation
☐	Limited Liability Company
☐	Limited Partnership
☐	Limited Liability (General) Partnership
☐	Limited Liability Limited Partnership
☐	Business Trust
☐	Professional Association
☐	Other

4. The surviving association is a (check only one box), provide address and follow instructions for attachment(s):

☒
Domestic (Pennsylvania) filing entity already in existence on Department of State records
If applicable, attach to this Statement any amendment to its public organic record approved as part of the plan of merger.

☐	NEW domestic (Pennsylvania) filing entity (includes limited liability limited partnership) Attach to this Statement the public organic record of the new entity.

☐
Foreign filing association or foreign limited liability partnership already registered with the Department.
If applicable, attach to this Statement any amendment to or transfer of its foreign registration approved as part of the plan of merger.

☐
Foreign filing association or foreign limited liability partnership simultaneously seeking registration with the Department of State
Attach to this Statement a completed form DSCB: 15-412 (Foreign Registration Statement) with applicable fee and attachments.

In current registered office address, Complete part (a) OR (b) – not both:

(a)
Number and street City State Zip County

	(b) c/o:	National Registered Agents, Inc.	DAUPHIN
		Name of Commercial Registered Officer Provider	County

☐	NEW domestic (Pennsylvania) limited liability partnership or electing partnership Attach completed DSCB:15-8201 (Statement of Registration) or DSCB: 15-8701A (Statement of Election)

☐	Domestic association that is not a domestic filing association Attach to this Statement tax clearance certificates.

The address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☐	Foreign association that is not, and will not, be registered with the Department of State Attach to this Statement tax clearance certificates.

The address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office:

Number and Street City State Zip

B.    For the merging association(s) that are not surviving the merger:
    1. The name of the merging association is:     The Coast Distribution System, Inc.
    2. The jurisdiction of formation of the merging association: Delaware
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☒
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

(a)
Number and street City State Zip County

	(b) c/o:	CORPORATION SERVICE COMPANY	Dauphin
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☐
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

Number and Street City State Zip

Use Statement of Merger – Addendum (DSCB:15-335AD)
for additional merging parties that are not surviving the merger.

C.    Effective date of statement of merger (check, and if appropriate complete, one of the following)

☐	This Statement of Merger shall be effective upon filing in the Department of State.
☒	This Statement of Merger shall be effective on:	03/31/2016	at
		Date (MM/DD/YYY		Hour (if any)
D.    Approval of merger by merging association (check all applicable statement(s)):

☒	For domestic entities – The merger was approved in accordance with 15 Pa.C.A. Chapter 3, Subchapter C (relating to merger)
☒	For foreign associations – The merger was approved in accordance with the laws of the jurisdiction of formation.
☐	For domestic associations that are not domestic entities – The merger was approved by the interest holders of the merging association in the manner required by its organic law.
E.    Attachments (see Instructions for required and optional attachments).
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 24th         day of March        , 20 16    .

Keystone Automotive Operations, Inc.	The Coast Distribution System, Inc.
Name of the Merging Association	Name of the Merging Association

/s/ Walter P. Hanley	/s/ Walter P. Hanley
Signature	Signature

Vice President	Vice President
Title	Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Statement of Merger – Addendum DSCB:15-335AD (7/1/2015)
This form is used to identify additional merging parties and must be submitted with the Statement of Merger form (DSCB:15-335).

B.    For the merging association(s) that are not surviving the merger (continued):
    1. The name of the merging association is:     Coast Taiwan, Inc.
    2. The jurisdiction of formation of the merging association: California
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☐
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

(a)
Number and street City State Zip County

(b) c/o:
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☒
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

500 W. Madison St., #2800, Chicago, IL 60661
Number and Street City State Zip
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 24th         day of March        , 20 16    .

Coast Taiwan, Inc.
Name of the Merging Association

/s/ Walter P. Hanley
Signature
Vice President
Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Statement of Merger – Addendum DSCB:15-335AD (7/1/2015)
This form is used to identify additional merging parties and must be submitted with the Statement of Merger form (DSCB:15-335).

B.    For the merging association(s) that are not surviving the merger (continued):
    1. The name of the merging association is:     United Sales and Warehouse of Texas, Inc.
    2. The jurisdiction of formation of the merging association: Texas
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☐
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

(a)
Number and street City State Zip County

(b) c/o:
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☒
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

500 W. Madison St., #2800, Chicago, IL 60661
Number and Street City State Zip
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 24th         day of March        , 20 16    .

United Sales and Warehouse of Texas, Inc.
Name of the Merging Association

/s/ Walter P. Hanley
Signature
Vice President
Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Statement of Merger – Addendum DSCB:15-335AD (7/1/2015)
This form is used to identify additional merging parties and must be submitted with the Statement of Merger form (DSCB:15-335).

B.    For the merging association(s) that are not surviving the merger (continued):
    1. The name of the merging association is:     Coast Caravans International, Inc.
    2. The jurisdiction of formation of the merging association: California
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☐
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

(a)
Number and street City State Zip County

(b) c/o:
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☒
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

500 W. Madison St., #2800, Chicago, IL 60661
Number and Street City State Zip
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 24th         day of March        , 20 16    .

Coast Caravans International, Inc.
Name of the Merging Association

/s/ Walter P. Hanley
Signature
Vice President
Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Statement of Merger – Addendum DSCB:15-335AD (7/1/2015)
This form is used to identify additional merging parties and must be submitted with the Statement of Merger form (DSCB:15-335).

B.    For the merging association(s) that are not surviving the merger (continued):
    1. The name of the merging association is:     Mohawk Trailer Supply, Inc.
    2. The jurisdiction of formation of the merging association: New York
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☐
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

(a)
Number and street City State Zip County

(b) c/o:
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☒
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

500 W. Madison St., #2800, Chicago, IL 60661
Number and Street City State Zip
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 24th         day of March        , 20 16    .

Mohawk Trailer Supply, Inc.
Name of the Merging Association

/s/ Walter P. Hanley
Signature
Vice President
Title

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Statement of Merger – Addendum DSCB:15-335AD (7/1/2015)
This form is used to identify additional merging parties and must be submitted with the Statement of Merger form (DSCB:15-335).

B.    For the merging association(s) that are not surviving the merger (continued):
    1. The name of the merging association is:     C/P Products Corp.
    2. The jurisdiction of formation of the merging association: Indiana
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☒
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

(a)
Number and street City State Zip County

	(b) c/o:	Ct Corporation System	PHILADELPHIA
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☐
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

Number and Street City State Zip
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 24th         day of March        , 20 16    .

C/P Products Corp.
Name of the Merging Association

/s/ Walter P. Hanley
Signature
Vice President
Title

Entity #: 2797279 Date Filed: 12/20/2021 Pennsylvania Department of State

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATION

Return document by mail to: PENNCORP
Name SERVICEGROUP
Address COUNTER PICKUP
City State Zip Code
Return document by email to: penncopr@penncorp.net
Read all the instructions prior to completing.

Fee: $70 plus $40 for each association that is a party to the merger The minimum amount to be submitted with this filing is $150

    In compliance with the requirements of the applicable provisions of 15 PaC.S. § 335 (relating to Statement of merger), the undersigned, desiring to effect a merger, hereby states that:
A.    For the surviving association:
    1. The name of the surviving association is:     Keystone Automotive Operations, Inc.
    2. The jurisdiction of formation of the surviving associations: Pennsylvania
    3. The type of association of the surviving association is (check only one):

☒	Business Corporation
☐	Nonprofit Corporation
☐	Limited Liability Company
☐	Limited Partnership
☐	Limited Liability (General) Partnership
☐	Limited Liability Limited Partnership
☐	Business Trust
☐	Professional Association
☐	Other

4. The surviving association is a (check only one box, provide address and follow instructions for attachment(s):

☒
Domestic (Pennsylvania) filing entity already in existence on Department of State records
If applicable, attach to this Statement any amendment to its public organic record approved as part of the plan of merger.

☐	NEW domestic (Pennsylvania) filing entity (includes limited liability limited partnership) Attach to this Statement the public organic record of the new entity.

☐
Foreign filing association or foreign limited liability partnership already registered with the Department.
If applicable, attach to this Statement any amendment to or transfer of its foreign registration approved as part of the plan of merger.

☐
Foreign filing association or foreign limited liability partnership simultaneously seeking registration with the Department of State
Attach to this Statement a completed form DSCB: 15-412 (Foreign Registration Statement) with applicable fee and attachments.

In current registered office address, Complete part (a) OR (b) – not both:

(a)
Number and street City State Zip County

	(b) c/o:	Corporate Creations Network Inc. – Erie County
		Name of Commercial Registered Officer Provider	County

☐	NEW domestic (Pennsylvania) limited liability partnership or electing partnership Attach completed DSCB:15-8201 (Statement of Registration) or DSCB: 15-8701A (Statement of Election)

☐	Domestic association that is not a domestic filing association Attach to this Statement tax clearance certificates.

The address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☐	Foreign association that is not, and will not, be registered with the Department of State Attach to this Statement tax clearance certificates.

The address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office:

Number and Street City State Zip

B.    For the merging association(s) that are not surviving the merger:
    1. The name of the merging association is:     Seawide Marine Distribution, Inc.
    2. The jurisdiction of formation of the merging association: California
    3. The type of association is (check only one):

☒	Business Corporation	☐	Limited Partnership	☐	Business Trust
☐	Nonprofit Corporation	☐	Limited Liability (General Partnership)	☐	Professional Association
☐	Limited Liability Company	☐	Limited Liability Limited Partnership	☐	Other
    4. Check and complete one of the following addresses:

☒
If the merging association is a domestic filing association, domestic limited liability partnership or registered foreign association, the current registration office address as on file with the Department of State.
Complete part (a) OR (b) – not both.

	(a)		103 Avenue A Youngwood Commerce Park Youngwood, PA 15697 Westmoreland
Number and street City State Zip County

(b) c/o:
		Name of Commercial Registered Officer Provider	County

☐
If the merging association is a domestic association that is not a domestic filing association or limited liability partnership, the address, including street and number, if any, of its principal office:

Number and Street City State Zip County

☐
If the merging association is a nonregistered foreign association, the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principle office address:

Number and Street City State Zip

Use Statement of Merger – Addendum (DSCB:15-335AD)
for additional merging parties that are not surviving the merger.

C.    Effective date of statement of merger (check, and if appropriate complete, one of the following)

☒	This Statement of Merger shall be effective upon filing in the Department of State.
☐	This Statement of Merger shall be effective on:		at
		Date (MM/DD/YYY		Hour (if any)
D.    Approval of merger by merging association (check all applicable statement(s)):

☒	For domestic entities – The merger was approved in accordance with 15 Pa.C.A. Chapter 3, Subchapter C (relating to merger)
☒	For foreign associations – The merger was approved in accordance with the laws of the jurisdiction of formation.
☐	For domestic associations that are not domestic entities – The merger was approved by the interest holders of the merging association in the manner required by its organic law.
E.    Attachments (see Instructions for required and optional attachments).
IN TESTIMONY WHEREOF, the undersigned merging associations have caused this Statement of Merger to be signed by duly authorized officers thereof this 17th         day of December        , 20 21    .

Keystone Automotive Operations, Inc.	Seawide Marine Distribution, Inc.
Name of the Merging Association	Name of the Merging Association

/s/ Matthew McKay	/s/ Matthew McKay
Signature	Signature

Secretary	Secretary
Title	Title

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
Articles/Certificate of Merger
(15 Pa.C.S.)

Entity Number	X	Domestic Business Corporation (§ 1926)
2797271		Domestic Nonprofit Corporation (§ 5926)
Limited Partnership (§ 8547)

Pepper Hamilton LLP 200 One Keystone Plaza North Front and Market Streets P.O. Box 1181 Harrisburg, PA 47106-1161		Document will be returned to the name and address you enter to the left.
Filed in the Department of State on Oct 30 2003 ___________________________ Secretary of the Commonwealth
Fee: $108 plus $28 additional for each Party in additional to two
In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby states that:

1. The name of the corporation/~~limited partnership~~ surviving the merger is:
Keystone Automotive Operations, Inc.

2. Check and complete one of the following:
X The surviving corporation/~~limited partnership~~ is a domestic business~~/nonprofit~~ corporation~~/limited partnership~~ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County
44 Tunkhannock Avenue Exeter PA 18643 Luzerne

(b) Name of Commercial Registered Office Provider County

    The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of ______________ and the (a) address of its current registered office in this Commonwealth or the name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County

(b) Name of Commercial Registered Office Provider County

    The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of ______________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street City State Zip

3. The name and address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/~~nonprofit~~ corporation~~/limited partnership and qualified foreign business/nonprofit corporation/limited partnership~~ which is the party to the merger are as follows

Name Registered Office Address Commercial Registered Office Provider County
Keystone Merger Sub, Inc. c/o Corporation Service Company Dauphin

4. Check, and if appropriate complete, one of the following:

X			The plan of merger shall be effective upon filing these Articles/~~Certificate~~ of Merger in the Department of State.
The plan of merger shall be effective on:		at
	Date		Hour

5. The manner in which the plan of merger was adopted by each domestic corporation/~~limited partnership~~ is as follows:
Name	Manner of Adoption
Keystone Automotive Operations, Inc.	By approval of both the Shareholders and the Board of Director pursuant to Section 1924(a) of the PA Business Corporation Law.
Keystone Merger Sub Inc.	By approval of both the Sole Shareholder and the Board of Directors pursuant to Section 1924(a) of the PA Business Corporation Law.

6. ~~Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.~~
~~The plan was authorized, adopted or approved, as the case may be, by the foreign business/nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) part to the plan is accordance with the laws of the jurisdiction in which it is incorporated/organized.~~

7. Check, and if applicable complete, one of the following:

_ The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

_x Pursuant to 15 Pa.C.S.§ 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/~~Certificate of Limited Partnership~~ of the surviving corporations/~~limited partnership~~ as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is:

44 Tunkhannock Avenue Exeter PA 18643 Luzerne
Number and Street City State Zip County

IN TESTIMONY WHEREOF, the undersigned
corporation/~~limited partnership~~ has caused these
Articles/~~Certificate~~ of Merger to be signed by a duly
authorized officer thereof this
30th day of October     ,
2003
Keystone Automotive Operations, Inc.

Name of Corporation/Limited Partnership
/s/
Signature
CEO
Title
Keystone Merger Sub, Inc.
Name of Corporation/Limited Liability
/s/
Signature
President
Title

Exhibit A
Attached hereto are the Articles of Incorporation of Keystone Merger Sub, Inc., which, except for the name of the surviving corporation (which shall remain Keystone Automotive Operations, Inc.) shall be the Articles of Incorporation of Keystone Automotive Operations, Inc. immediately after the effective time of the merger as set forth in the Agreement and Plan of Merger.

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
Articles of Incorporation-For Profit
(15 Pa.C.S.)

Entity Number	☒	Business-stock (§1306)	☐	Management (§2703)
3165792	☐	Business-nonstock (§2302)	☐	Professional (§2903)
	☐	Business-statutory close (§2303)	☐	Other (§3101)
Cooperative (§7102)

Name

Address

City		State		Zip Code

Filed in the Department of State on Aug 29 2003 ___________________________ Secretary of the Commonwealth
Fee: $100
In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:
1. The name of the corporation (corporate designator required, i.e., “corporation”, incorporated”, “limited” “company” or any abbreviation, “Professional corporation” or “P.C.”):
Keystone Merger Sub, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth (post office box, alone, is not acceptable) or (b) name of its commercial registered office provider and the county of venue is:
(a) Number and Street    City    State     Zip    County

(b) Name of Commercial Registered Office Provider        County
c/o Corporation Service Company            Dauphin
3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.
4. The aggregate number of shares authorized:
1,000 shares of Common Stock, par value $0.01
5. The name and address, including number and street, if any, of each incorporator (all incorporators must sign below).
Name        Address
Henry Reese c/o Kirkland & Ellis    187 E. 83rd Street, New York, NY 10022

6. The specified effective date, if any
        month/day/year hour, if any
7. Additional provisions of the articles, if any, attached on 8½ by 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a “public offering” within the meaning of the Securities Act of 1933 (15 U.S.C. The et. Seq.)
9. Cooperative incorporations only: Complete and strike any inapplicable term:

The common bond of membership among its members/stockholders is:
IN TESTIMONY WHEREOF, the incorporator(s)
has/have signed these Articles of Incorporation this
28th day of August 2003.
/s/ Henry Reese
Signature

Signature

Microfilm Number	Filed with the Department of State on Mar 06 1998
Entity Number 2797279	Secretary of the Commonwealth
ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
In compliance with the requirements of 15 Pa.C.S. §1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:
1. The name of the corporation surviving the merger is: Keystone Automotive Operations, Inc.

2. (Check and complete one of the following):
x The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
(a)     44 Tunkhannock Avenue     Exeter    PA    18643    Luzerne
    Number and Street    City    State    Zip    County
(b)
    Name of Commercial Registered Office Provider        County
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
__ The surviving corporation is a qualified foreign business corporation incorporated under the laws of _______ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
(a)
    Number and Street    City    State    Zip    County
(b)    c/o
    Name of Commercial Registered Office Provider        County
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
__ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _______ and the address of its principal office under the laws of such domiciliary jurisdiction is:

    Number and Street    City    State    Zip    County
3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:
Name of Corporation    Address of Registered Office or Name of Commercial Registered Office Provider    County
A & A Auto Stores, Inc., Biruey Avenue, Route 11, Moosic, PA    Luzerne
Key Comp. Inc., 44 Tunkhannock Avenue, Exeter, PA 18643    Lackawanna
4. (Check, and if appropriate complete, one of the following):
 X  The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

__ The plan of merger shall be effective on __________________________ at ________________________
Date Hour
5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:
Name of corporation    Manner of adoption
Keystone Automotive Operations, Inc. – Approved by unanimous written consent of directors and shareholders pursuant to 15 Pa. C.S. Sections 1922, 1727(b), 1924 and 1766(a).
A & A Auto Stores, Inc. – same as above.
Key Comp. Inc. – same as above.
6. STRIKE OUT.
7. (Check, and if appropriate complete, one of the following):
 X  The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.
__ Pursuant to 15 Pa. C.S. §1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof.
The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

    Number and Street    City    State    Zip    County
IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 5th day of March, 1998.
KEYSTONE AUTOMOTIVE OPERATIONS, INC.
    (Name of Corporation)
BY: /s/ James Chebalo
    (Signature)
TITLE: President
A&A AUTO STORES, INC.
    (Name of Corporation)
BY: /s/ Joe Amato
    (Signature)
TITLE: Chief Executive Officer
KEY COMP, INC.
    (Name of Corporation)
BY: /s/ Leonard Ross
    (Signature)
TITLE: Chief Executive Officer

PLAN AND AGREEMENT OF MERGER
OF
A & A AUTO STORES, INC.
AND
KEY COMP. INC.
WITH AND INTO
KEYSTONE AUTOMOTIVE OPERATIONS, INC.
A & A AUTO STORES, INC., a Pennsylvania business corporation, KEY COMP, INC., a Pennsylvania corporation, and KEYSTONE AUTOMOTIVE OPERATIONS, INC., a Pennsylvania business corporation, agree to the following Plan of Merger:
1.    Each of A & A Auto Stores, Inc. and Key Comp, Inc. shall, pursuant to the provisions of Sections 1921 through 1931 of the Pennsylvania Business Corporation Law of 1988 (the “Business Corporation LA”), be merged with and into Keystone Automotive Operations, Inc. which shall be the surviving corporation and shall retain the name “Keystone Automotive Operations, Inc.” upon the effective date and time of such merger (the “Effective Time of Meter”) pursuant to the provisions of the Rosiness Corporation Law.
2.    The separate existence of A & A Auto Stores, Inc. and Key Comp, Inc. shall cease upon the Effective Time of Merger in accordance with the provisions of the Business Corporation Law.
3.    The Articles of Incorporation of Keystone Automotive Operations, Inc. as in effect immediately before the eve Time of Merger shall be the Articles of Incorporation of the surviving corporation, and said Articles of Incorporation shall continue in full force and effect except as may be amended in the rammer prescribed by the provisions of the Business Corporation Law.
4.    Upon the Effective Time of Merger: (i) each share of capital stock of A & A Auto Stores, Inc. issued and outstanding immediately before the Effective Time of Merger shall be converted into the right to receive (A) .389 shares of common stock, par value $.01 per share, and .232 shares of Series A preferred stock, stated value $649.99 per share, of the surviving corporation Ind (B) piquant of $6,032.225 evidenced by an interest-free demand promissory note of the surviving corporation; (ii) each share of capital stock of Key Comp, Inc. issued and outstanding immediately before the Effective Time of Merger shall become and be convened into the right to receive (C) .27 shares of common stock, par value $.01 per share, and .16 shares of Series A preferred stock, stated value $649.99 per share, of the surviving corporation and (D) payment of $4,165.90 evidenced by an interest-free demand promissory note of the surviving corporation; (iii) each share of common stock of Keystone Automotive Operations, Inc. issued and outstanding immediately before the Effective Time of Merger shall be and continue represent one share of common stock, par value $.01 per share, of the surviving corporation; and (iv) each share of Series A Preferred Stock of Keystone Automotive Operations, Inc. issued and outstanding immediately before the Effective Time of Merger shall be and continue to represent one share of Series A preferred stock, stated value $649.99 share, of the surviving corporation.
5.    The bylaws of Keystone Automotive Operations, Inc. as in effect immediately before the Effective Time of Merger will be the bylaws of the surviving corporation, and will continue in full force and effect except as may be changed, altered, or amended in the manner provided therein and in the Business Corporation Law.

6.    The directors and officers in office of Keystone Automotive Operations, Inc. immediately before the Effective Time of Merger shall be and remain the directors and officers, respectively, of the surviving corporation until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation,
7.    This Plan of Merger is expressly conditioned upon its adoption by the unanimous written consent stockholders of each of A & A Auto Stores, Inc., Key Comp, Inc. and Keystone Automotive Operations, Inc. After the stockholders of any of the parties hereto have adopted this Plan of Merger as aforesaid, no amendment to this Plan of Merger shall be made without the unanimous written approval of such stockholders. The Board of Directors of each corporation party hereto, may, at any time prior to the filing of the Articles of Merger with the Pennsylvania Department of State, terminate this Plan of Merger with the unanimous approval of its stockholders, notwithstanding adoption of this Plan of Merger by the other corporations which arc parties hereto.
8.    As of the Effective Time of Merger, the surviving corporation shall possess all of the rights, privileges, powers and franchises, and all of the assets and properties, real, personal and mixed, of all of the corporations parties hereto; and all debts due to such corporations on whatever account shall be vested in the surviving corporation; all by operation of law and without any further act. Upon the Effective Time of Merger, the surviving corporation shall be responsible for die liabilities and obligations of all of the corporations parties hereto.
9.    From and after adoption of this Plan on behalf of the corporations parties hereto, each corporation party hereto will cause to be executed and filed any and all regulatory and other filings or documents required to be executed or filed by it to effect the merger contemplated under this Plan.
The parties hereto further agree that this instrument may be executed in any number of counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Executed as of     March 5    , 1998.

A & A AUTO STORES, INC.

By:	/s/ Joseph Amato
Joseph Amato, Chief Executive Officer

KEY COMP, INC.
/s/ Leonard Ross
BY:	Leonard Ross, Chief Executive Officer

KEYSTONE AUTOMOTIVE OPERATIONS, INC.

BY:	/s/ James Chebalo
James Chebalo, President

SMRH:4868-4167-9740.1	-57-